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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 27, 2004
                                                 -------------------------------



                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


     New York                      1-15286                       11-2418067
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 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)

       388 Greenwich Street, New York, New York                10013
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       (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

      Exhibit No.       Description
      -----------       -----------

        1.01 Terms Agreement, dated August 24, 2004, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 7.5% Equity Linked Securities (ELKS(R)) based upon the common stock of Genentech, Inc. due August 30, 2005.

        4.01 Form of Note for the Company's 7.5% Equity Linked Securities (ELKS(R)) based upon the common stock of Genentech, Inc. due August 30, 2005.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2004                   CITIGROUP GLOBAL MARKETS
                                               HOLDINGS INC.



                                         By:      /s/ Scott Freidenrich
                                            ------------------------------------
                                            Name:   Scott Freidenrich
                                            Title:  Executive Vice President
                                                    and Treasurer